--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                           Bancinsurance Corporation
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           Bancinsurance Corporation
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            BANCINSURANCE CORPORATION



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD


                                  JUNE 1, 1999

                                       AND

                                 PROXY STATEMENT


================================================================================


                                    IMPORTANT


                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                 AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE

                            BANCINSURANCE CORPORATION

                              20 East Broad Street
                                  Fourth Floor
                              Columbus, Ohio 43215

                                NOTICE OF ANNUAL
                             MEETING OF SHAREHOLDERS


To Our Shareholders:

     The Annual Meeting of Shareholders of Bancinsurance Corporation will be held at the offices of Porter, Wright, Morris & Arthur, 41 South High Street, 29th Floor, Columbus, Ohio on Tuesday, June 1, 1999, at 9:30 a.m., local Columbus, Ohio time, for the following purposes:

          1. To elect six directors to serve until the next annual meeting and until their successors are duly elected and qualified.

          2. To transact such other business as may properly come before the meeting.

     You will be most welcome at the meeting, and we hope you can attend. Directors and officers of Bancinsurance Corporation and a representative of its independent public accountants will be present to answer your questions and to discuss its business.

     We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote in person, and your proxy will not be used.

                                            BY ORDER OF THE BOARD OF DIRECTORS
Columbus, Ohio
April 23, 1999                              Sally J. Cress, Secretary


   --------------------------------------------------------------------------
                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
   --------------------------------------------------------------------------

                            BANCINSURANCE CORPORATION

                              20 East Broad Street
                                  Fourth Floor
                              Columbus, Ohio 43215

                                   ----------

                                 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 1, 1999

                                   ----------

     This Proxy Statement is furnished to the shareholders of Bancinsurance Corporation (the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on June 1, 1999, at 9:30 a.m., local Columbus, Ohio time, at the offices of Porter, Wright, Morris & Arthur, 41 South High Street, 29th Floor, Columbus, Ohio, and at any adjournment thereof. The enclosed proxy is solicited on behalf of the Board of Directors of the Company. This Proxy Statement and the enclosed proxy will be first sent or given to the Company's shareholders on or about April 23, 1999.

     The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company prior to the meeting. In the absence of specific instructions to the contrary, the proxy will be voted FOR the nominees for director named herein and, at the discretion of the persons acting under the proxy, to transact such other business as may properly come before the meeting or any adjournment thereof.

     A proxy may be revoked by a shareholder by written notice received by the Company prior to the meeting or in person at the meeting. If a proxy is properly signed and not revoked by the shareholder, the shares it represents will be voted at the meeting in accordance with the instructions of the shareholder. Shareholders who attend the meeting may vote in person and their proxies will not be used if such shareholder affirmatively revokes his or her proxy prior to the meeting.

     A majority of the outstanding shares of the Company will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The election of each director nominee of the Company requires the favorable vote of a plurality of all votes cast by the holders of the Company's common stock, without par value (the "Common Stock"), at a meeting at which a quorum is present. Only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Proxies that are marked "Withhold Authority" and broker non-votes are not counted toward such nominee's achievement of a plurality and, thus, will have no effect. Each other matter to be submitted to the shareholders at this meeting, if any, requires the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote. Thus, abstentions will be counted and will have the same effect as votes cast against the proposal; broker non-votes will not be counted and will have no effect.

     The Company will bear the cost of the solicitation of proxies, including the cost of preparing and mailing the notice of the meeting, proxy statement, proxy and all papers which may hereafter be issued to supplement this Proxy Statement.

VOTING SECURITIES

     Holders of record of Common Stock at the close of business on April 8, 1999 will be entitled to vote. At that date, the Company had 5,843,115 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

     Each share of Common Stock outstanding held on the record date entitles the holder thereof to one vote upon each matter to be voted upon. The laws of Ohio under which the Company is incorporated provide for cumulative voting rights in the election of directors under certain circumstances. A shareholder must give notice in writing to the President, a Vice President or the Secretary of the Company not less than 48 hours before the time fixed for holding the meeting of shareholders for the purpose of electing directors if notice of such meeting has been given at least 10 days prior thereto, and otherwise not less than 24 hours before such meeting, that he or she desires cumulative voting at such election. If an announcement of the giving of such notice is made upon convening of the meeting by the Chairman or Secretary, or by, or on behalf of, such shareholder, each holder of shares shall have cumulative voting rights in the election of directors. Cumulative voting entitles each shareholder to cumulate the voting power he or she possesses in the election of directors and give one nominee as many votes as is equal to the number of shares he or she holds multiplied by the number of directors to be elected, or to distribute his or her votes on the same principle among two or more of the nominees, as he or she sees fit.

ELECTION OF DIRECTORS

     The number of directors to be elected is six (6). The directors are to be elected to hold office until the next annual meeting and until their successors are duly elected and qualified. The shares represented by the enclosed proxy, if authority is not withheld and the proxy is returned duly executed, will be voted for the six nominees named below. If voting is cumulative as a result of the request of a shareholder, the proxy holders designated by the Board of Directors will have discretionary authority to distribute the votes of shares subject to proxies they hold so as to elect the maximum number of nominees for director set forth herein.

     It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of the nominees as directors. In the event that any of the nominees for director should become unavailable to serve, the Board of Directors may designate a substitute nominee, in which event such shares will be voted for each substitute nominee.

     Each nominee for director was elected at the 1998 Annual Meeting of Shareholders to serve a one-year term expiring in 1999.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

     The following table sets forth certain information concerning each nominee for director.

                                                    Directorships held in
                                                  any company with a class
                                                  of securities registered
                                                  pursuant to Sections 12
                                Director         or 15(d) of the Securities
     Name                 Age    Since              Exchange Act of 1934
     ----                 ---    -----              --------------------
     Si Sokol              71     1970              Westford Group, Inc.

     James R. Davis        64     1987              Westford Group, Inc.

     Daniel D. Harkins     69     1981              Westford Group, Inc.

     Milton O. Lustnauer   81     1981                   None

     John S. Sokol         36     1990              Westford Group, Inc.

     Saul Sokol            79     1982                   None

     Si Sokol has been Chairman of the Board of Directors of the Company since 1970 and President since December 1980, and is also Chairman of the Board and President of Ohio Indemnity and President of BCIS Services, Inc. Mr. Sokol is also President and a Director of Westford Group, Inc., which is a holding company currently involved in the preparation of codes and the publishing of municipal ordinances, and which has its common stock registered pursuant to
Section 12 of the Securities Exchange Act of 1934, as amended. Mr. Sokol is a Director of Fifth Third Bank of Columbus, Ohio and has previously served on the boards of a number of corporations including several national banks and a federally chartered savings and loan association located in the State of Ohio. Mr. Sokol is Saul Sokol's brother and John Sokol's father.

     John Sokol, son of Si Sokol, was elected Executive Vice President of Bancinsurance Corporation and Ohio Indemnity Company in 1996. He was Vice President of Bancinsurance and Ohio Indemnity from 1993 to 1996. Prior to that time, he served as an officer for what is now The Chase Bank of New York (formally Manufacturers Hanover and Chemical Bank) from 1989 to 1993. Mr. Sokol became a Director of Bancinsurance Corporation and Ohio Indemnity Company in 1990. He became Chairman of Custom Title Services, Inc. (formerly known as Title Research Corp.) in 1997. He also serves on the Board of Trustees of the Central Ohio Transit Authority (COTA). He holds a B.A. degree in Economics from Denison University and a M.B.A. in Finance from Vanderbilt University.

     James R. Davis joined the Company in 1989 as the Administrator of Ohio Indemnity's Bonded Service program and was elected a Vice President of the Company in 1992. He also serves as a Director of Ohio Indemnity and Westford Group, Inc. and as Vice President of Ohio Indemnity and BCIS Services. From 1986 to 1989, Mr. Davis served as an independent consultant to third party administrators of self-insured workers' compensation programs. He acted as President and Director of James R. Davis & Associates, Inc., a corporation providing cost management services, from 1980 to 1986, which he sold in 1985. He was President of Gates, McDonald & Company, a corporation providing cost management services from 1971 to 1979.

     Daniel D. Harkins is a private investor. He also serves as a Director of Ohio Indemnity and Westford Group, Inc. Prior to 1987, Mr. Harkins was the owner and president of Ace Beverage Distributing Company. From 1973 to 1978, he served as General Sales Manager and International Sales Manager for several divisions of Ashland Chemical Co., and from 1978 to 1980, he served as a consultant for A.
T. Kearney Inc., a management consulting firm.

     Milton O. Lustnauer is a private investor. He also serves as a Director of Ohio Indemnity. Mr. Lustnauer was co-founder of BBF, Inc., a restaurant chain, and served as Executive Vice President of that corporation from 1961 to 1969 when it was acquired by Borden Inc. Following the acquisition, he became President of BBF, Inc., a position he held from 1969 to 1973. He previously served as director of numerous corporations, including two banks.

     Saul Sokol, brother of Si Sokol, is the owner of Sokol Insurance Agency. He is a chartered life underwriter (CLU) and a chartered property/casualty insurance underwriter (CPCU). He is the past president of the Columbus Life Underwriter's Association and the Columbus Chapter of Chartered Property/Casualty Underwriters. Mr. Sokol is a member of several local, state and national insurance associations. In addition, he has published a book for consumers dealing with insurance. Mr. Sokol also serves as a Director of Ohio Indemnity.

COMMITTEES OF THE BOARD; OTHER INFORMATION

     In October 1982, the Board of Directors of the Company established an Executive Committee. The Executive Committee has authority to take any action, other than filling vacancies on the Board of Directors or on any committee of the Board of Directors, that the Board of Directors may from time to time delegate to the Executive Committee. Messrs. Si Sokol, Harkins and Lustnauer currently serve as members of the Executive Committee. The Executive Committee did not meet during 1998.

     In November 1992, the Company established an Audit Committee. The Audit Committee recommends the annual appointment of the Company's auditors, with whom the Audit Committee reviews the scope of the audit and nonaudit assignments and related fees, the accounting principles used by the Company in financial reporting, internal financial auditing procedures and the adequacy of the Company's internal control procedures. Messrs. John S. Sokol, Harkins and Lustnauer currently serve as members of the Audit Committee. The Audit Committee held two meetings during 1998. All members of the Audit Committee attended the meetings.

     In June 1994, the Company established a Stock Option Committee to administer the 1994 Stock Option Plan. The Stock Option Committee consists solely of directors who are not, and have never been, employees of, or paid consultants or advisors to, the Company. The Stock Option Committee is authorized to determine to whom and at what time options may be granted. The Stock Option Committee determines the number of shares subject to option, the duration of the option, the per share exercise price, the rate and manner of exercise, and whether the option is intended to be a Nonqualified Option or an Incentive Option. Messrs. Harkins and Lustnauer currently serve as members of the Stock Option Committee. The Stock Option Committee held one meeting during 1998. All members of the Stock Option Committee attended the meeting.

     The Company's Board of Directors held five meetings during 1998. Each of the directors attended 75% or more of the total number of Board of Directors meetings held during 1998.

COMPENSATION OF DIRECTORS

     The directors of the Company are also directors of Ohio Indemnity, which paid each non-employee director a $1,000 retainer plus $400 per meeting attended in 1998. In addition, non-employee directors received $400 for each committee meeting attended in 1998. Under the Company's 1994 Stock Option Plan, non-employee directors automatically receive an option to purchase 2,000 shares of the Common Stock on the first business day after each Annual Meeting of Shareholders, provided the director continues to serve on the Board on such date. Such options are not exercisable until one year from the date of grant and terminate on the earlier of the tenth anniversary of the date of grant or three months following the date the director ceases to be a director of the Company or becomes disabled or dies. Employee directors do not receive additional compensation from the Company or Ohio Indemnity for serving as directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May 1994, the Company entered into a Split-Dollar Insurance Agreement ("Agreement") with the Fifth-Third Bank of Columbus as Trustee ("Trustee") for the benefit of Si Sokol, the Company's Chief Executive Officer, and his spouse, Barbara K. Sokol (collectively, the "Insureds"). Pursuant to the Agreement, the Trustee has acquired a second-to-die policy on the lives of the Insureds, in the aggregate face amount of $2,700,000. The aggregate annual premium is comprised of a term and a whole life portion, of which the whole life portion is treated as an interest-free loan with the insurance policy assigned to the Company as collateral to secure the Company's interest in the policy. The term and whole life portion of the split-dollar life insurance policy equaled $1,138 and $70,581, respectively, for 1998. All premiums paid by the Company in connection with the split-dollar life insurance policy are to be repaid, in full, without interest, upon the death of the second-to-die of the Insureds. In addition, Mr. and Mrs. Sokol have contributed 15,000 shares of the Company's Common Stock to the Si and Barbara K. Sokol Irrevocable Trust dated May 6, 1994 (the "Trust"), and the Trust has pledged such shares to secure the Trustee's rights under the Agreement.

     The Company places its insurance coverages with the Sokol Insurance Agency whose principal is Saul Sokol, a director of the Company and Ohio Indemnity.

     Management believes that the transactions with affiliates, including the insurance products mentioned above, have not been material and have been made under terms that were no less favorable to the Company than those that would have been offered to or could have been obtained from unaffiliated third parties. In the future, the Company will not enter into any transactions with officers, directors, principal shareholders or affiliates, including loans, unless the terms are no less favorable to the Company than those that could be obtained from unaffiliated third parties and the transactions are approved by a majority of the Company's directors, including a majority of disinterested directors.

OWNERSHIP OF VOTING STOCK

The following table sets forth the beneficial ownership of the Company's Common Stock as of March 31, 1999 by: (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common

Stock of the Company; (ii) each of the Company's directors and the executive officers named in the Summary Compensation Table; and (iii) the directors and executive officers as a group.

Name and Address                       Number of Shares      Percent
 of Beneficial                           Beneficially          of
     Owner                                Owned(1,2)         Class(2)
----------------                       ----------------      --------
Si Sokol                                  2,801,900(3)         48.0%
Chairman, Director and President
20 East Broad Street, Fourth Floor
Columbus, Ohio 43215

Barbara K. Sokol                          2,801,900(3)         48.0%
20 East Broad Street, Fourth Floor
Columbus, Ohio 43215

John S. Sokol                               282,140(3,4)        4.8%
Director and Executive Vice President
20 East Broad Street, Fourth Floor
Columbus, Ohio 43215

Daniel D. Harkins                            56,500(4)          1.0%
Director
20 East Broad Street, Fourth Floor
Columbus, Ohio 43215

Milton O. Lustnauer                         417,560(4)          7.1%
Director
20 East Broad Street, Fourth Floor
Columbus, Ohio 43215

James R. Davis                               39,000(4)          0.7%
Director and Vice President
20 East Broad Street, Fourth Floor
Columbus, Ohio 43215

Saul Sokol                                  309,850(4)          5.3%
Director
20 East Broad Street, Fourth Floor
Columbus, Ohio 43215

All directors and
executive officers as a group
(seven persons)                           3,738,410(4)         63.0%

(1) Except as otherwise noted, none of the named individuals shares with another person either voting or investment power as to the shares reported.

(2) Calculated on the basis of the number of outstanding shares plus the number of shares a person has the right to acquire within 60 days of March 31, 1999.

(3) Includes 2,217,280 shares owned by Barbara K. Sokol, of which 673,620 shares are owned by her as trustee for her children including 224,540 shares as trustee for John Sokol, her son, and 584,620 shares owned by Si Sokol, her husband. Included in both Mr. and Mrs. Sokol's shares are 15,000 indirectly owned shares that were contributed, 7,500 shares from each, to the Si and Barbara K. Sokol Irrevocable Trust (Fifth Third Bank as Trustee) in connection with a split-dollar insurance policy on the life of Mr. and Mrs. Sokol, for the benefit of their three children, including 5,000 shares as pledged through a collateral agreement for John Sokol, over which John Sokol shares no investment control over the Trust. The rules of the Securities and Exchange Commission require that Mr. and Mrs. Sokol's shares be aggregated for purposes of this disclosure; however, Mr. and Mrs. Sokol each disclaim any beneficial ownership of the other's shares.

(4)  Includes 21,000, 10,000, 10,000, 17,000 and 10,000 shares each for Messrs.
     John Sokol, Harkins, Lustnauer, Davis and Saul Sokol, respectively, and 92,000 shares for all directors and executive officers of the Company as a group which may be purchased pursuant to stock options exercisable within 60 days of March 31, 1999.

EXECUTIVE OFFICERS OF THE COMPANY

     Executive officers are elected annually by the Board of Directors and serve at the pleasure of the Board. In addition to Si Sokol, Chairman of the Board and President, John S. Sokol, Executive Vice President, and James R. Davis, Vice President, the following person is an executive officer of the Company.

     SALLY J. CRESS, age 43, has served as the Secretary, Treasurer and principal accounting officer of the Company and Ohio Indemnity since March 1985. She also serves as Director of Ohio Indemnity and as Secretary and Treasurer of BCIS Services and Westford Group, Inc. Mrs. Cress is a Certified Public Accountant.

EXECUTIVE COMPENSATION

     The following table sets forth the compensation paid by the Company and its principal subsidiaries to the Company's Chief Executive Officer and the executive officers whose salary and bonus exceeded $100,000 for the fiscal years ended December 31, 1998, 1997 and 1996, respectively.

                            SUMMARY COMPENSATION TABLE
                                                          Long-Term
                                          Annual         Compensation
                                       Compensation         Awards
                                    -------------------  ------------
(a)                           (b)     (c)         (d)        (g)          (i)
                                                          Securities   All Other
Name and Principal                   Salary      Bonus    Underlying  Compensation
Position                     Year     ($)         ($)     Options (#)   ($) (1)
----------------------------------------------------------------------------------
SI SOKOL(2)                  1998   $251,846   $100,000     50,000      $10,603
Chairman, President          1997    231,616     70,000       --          9,930
Chief Executive Officer      1996    226,731     30,000       --          7,472

JOHN SOKOL                   1998    130,962     50,000     25,000       13,916
Executive Vice President     1997    125,385     25,000     25,000       12,078
                             1996     75,577     15,000       --          8,461

JAMES R. DAVIS               1998    122,911     70,000     10,000       11,521
Vice President               1997    118,906     70,000      5,000       10,911
                             1996    115,978     40,000       --         10,810

-------------------

(1) Represents, for each named executive, the amount of the Corporations matching contributions to the Ohio Indemnity Company Employee 401(k) and Profit Sharing Plan (the "401(k) Plan"), effective January 1, 1996, plus reimbursement of forfeiture penalties incurred as a result of merging of the predecessor Profit Sharing Plan. Messrs. Si Sokol and Davis are 100% vested and Mr. John Sokol is 80% vested in the 401(k) Plan as of December 31, 1998. Additionally, Mr. John Sokol and Mr. Davis are entitled to annual reimbursement for automobile expenses of $5,400 per annum, and, for Mr. Si Sokol, costs associated with the term portion of a split-dollar life insurance policy, which premium equaled $1,138, $967 and $822 for 1998, 1997 and 1996, respectively.

(2) The aggregate annual premium of Mr. Sokol's split-dollar life insurance policy is comprised of a term and a whole life portion, of which the whole life portion is treated as an interest-free loan. The premium for the whole life portion of Mr. Sokol's split-dollar life insurance policy equaled $70,581, $70,752 and $70,897 for 1998, 1997 and 1996, respectively, and has not been included in the Summary Compensation Table. The aggregate annual premiums associated with the split-dollar life insurance policy are to be repaid, in full, upon the second-to-die of Mr. and Mrs. Sokol.

     The following table sets forth certain information regarding stock options granted to the executive officers named in the Summary Compensation Table during the Company's 1998 fiscal year and the exercise price and expiration date of the options granted to such executive officers.

                                OPTION GRANTS IN LAST FISCAL YEAR
                                                                             Potential Realized
                                                                              Value at Assumed
                                                                              Annual Rates of
                                                                                 Stock Price
                                                                              Appreciation for
                                Individual Grants                            Option term (2)(3)
-----------------------------------------------------------------------------------------------
(a)                    (b)             (c)            (d)          (e)        (f)         (g)
                    Number of
                    Securities      % of Total
                    Underlying   Options Granted   Exercise
                     Options     to Employees in     Price      Expiration
Name                Granted(#)     Fiscal Year     ($/Sh)(1)       Date      5% ($)     10% ($)
-----------------------------------------------------------------------------------------------
Si Sokol              50,000           48.3%         $4.75        1-4-08    $386,862   $616,014

John S. Sokol(4)      25,000           24.2           4.75        1-4-08     193,431    308,007

James R. Davis(4)     10,000            9.7           4.75        1-4-08      77,372    123,203

-------------------

(1) The option price is the fair market value of the Company's common stock on the date of grant, determined in accordance with the 1994 Stock Option Plan (i.e., the closing sales price per share on the Nasdaq National Market on that date).

(2) The dollar amounts in these columns are the product of (a) the difference between (1) the product of $4.75 (the per share market price on the date of grant) and the sum of 1 plus the assumed rate of appreciation (5% and 10%) compounded over the term of the option (ten years) and (2) $4.75 (the per share exercise price) and (b) the number of shares underlying the grant at the end of fiscal 1998.

(3) The appreciation rates stated are arbitrarily assumed, and may or may not reflect actual appreciation in the stock price over the life of the option. Regardless of any theoretical value which may be placed on a stock option, no increase in its value will occur without an increase in the value of the underlying shares. Whether such an increase will be realized will depend not only on the efforts of the recipient of the option, but also on the conditions in the Company's industry and market area, competition, and general and local economic conditions, over which the optionee may have little or no control.

(4) These options were granted January 5, 1998 and will vest 20% every year over a five year period.

     The following table sets forth certain information regarding stock options exercised by the executive officers named in the Summary Compensation Table during the Company's 1998 fiscal year and the year-end values of unexercised options held by such executive officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES
------------------------------------------------------------------------------
(a)                 (b)          (c)           (d)             (e)
                                                                 Value of
                                            Number of           Unexercised
                                           Unexercised         In-the-Money
                                        Options at Fiscal    Options at Fiscal
                                           Year End (#)       Year End ($)(2)
                   Shares       Value
                Acquired on    Realized   Exercisable/         Exercisable/
Name            Exercise (#)    ($)(1)    Unexercisable        Unexercisable
------------------------------------------------------------------------------
Si Sokol             --           --           0/50,000            0/$25,000

John S. Sokol        --           --      21,000/49,000        23,375/51,000

James R. Davis       --           --      17,000/18,000        10,375/21,500

-------------------

(1) Represents the difference between the per share fair market value on the date of exercise and the per option exercise price, multiplied by the number of shares to which the exercise relates.

(2) Represents the total gain which would be realized if all in-the-money options held at year end were exercised, determined by multiplying the number of shares underlying the options by the difference between the per share option exercise price and the per share fair market value at year end. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.


INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors is currently reviewing proposals from candidates to serve as independent certified public accountants to examine and report on the Company's financial statements for the current fiscal year, and to perform other appropriate audit, accounting and consulting services. PricewaterhouseCoopers LLP served as the Company's independent accountants and audited the Company's financial statements for the year ended December 31, 1998. Representatives of PricewaterhouseCoopers LLP will be present at the meeting and will have an opportunity to make a statement if they desire to do so. Such representatives will be available to respond to appropriate questions.

PROPOSALS BY SHAREHOLDERS FOR 2000 ANNUAL MEETING

      If any shareholder of the Company wishes to submit a proposal to be included in next year's Proxy Statement and acted upon at the annual meeting of the Company to be held in 2000, the proposal must be received by the Secretary of the Company at the principal executive offices of the Company, 20 East Broad Street, Fourth Floor, Columbus, Ohio 43215, prior to the close of business on March 12, 2000. Any proposal submitted after that date may be omitted by the Company from the Proxy Statement and form of proxy relating to that meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and greater than 10% shareholders, to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission (SEC). Copies of the reports are required by SEC regulation to be furnished to the Registrar. Based on its review of such reports and written representations from reporting persons, the Company believes that, during fiscal 1998, all filing requirements were complied with.

OTHER MATTERS

      The Company's 1998 Annual Report was furnished to shareholders prior to or concurrently with the mailing of this proxy material. Extra copies of the 1998 Annual Report are available upon request.

      As of this date, management knows of no other business that will come before the meeting. Should any other matter requiring a vote of shareholders arise, the proxy in the enclosed form confers upon the person or persons designated to vote the shares discretionary authority to vote the same with respect to any such other matter in accordance with their best judgment.

      UPON THE WRITTEN REQUEST OF ANY PERSON WHOSE PROXY IS HEREBY SOLICITED, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. ANY SUCH REQUEST SHOULD BE ADDRESSED TO SALLY J. CRESS, SECRETARY, BANCINSURANCE CORPORATION, 20 EAST BROAD STREET, FOURTH FLOOR, COLUMBUS, OHIO 43215.

      WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND DATE THE ENCLOSED PROXY AND TO MAIL IT PROMPTLY.


                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Sally J. Cress, Secretary
April 23, 1999

                            BANCINSURANCE CORPORATION
                       20 EAST BROAD STREET, FOURTH FLOOR
                              COLUMBUS, OHIO 43215
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Daniel D. Harkins, Milton O. Lustnauer, and Si Sokol, or any of them as proxies, each with the power to appoint his substitute, and hereby authorizes them (or any of them if all shall not be present) to represent and to vote, as indicated, at the Annual Meeting of Shareholders of Bancinsurance Corporation to be held June 1, 1999, at 9:30 a.m. local time, at the offices of Porter, Wright, Morris & Arthur, 41 South High Street, 29th Floor, Columbus, Ohio, or at any adjournment thereof, upon the election of directors and, in their discretion, upon such other business as may properly come before the meeting, all the Common Shares of Bancinsurance Corporation held of record by the undersigned on April 8, 1999.

1. ELECTION OF DIRECTORS      [ ] FOR all nominees                                [ ] WITHHOLD AUTHORITY
                                    (except as marked to the contrary below)            to vote for ALL nominees listed below

           James R. Davis    Saul Sokol    Daniel D. Harkins    John S. Sokol    Milton O. Lustnauer    Si Sokol

INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A
              LINE THROUGH THE NOMINEE'S NAME.

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT THEREOF.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.

          (This Proxy Continues And Must Be Signed On The Reverse Side)

         The undersigned acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the 1998 Annual Report.

                                          [ ] Please check if you plan to attend
                                              the Annual Meeting.


                                          ......................................
                                                          (Date)

                                          ......................................
                                                       (Signature)

                                          ......................................
                                             (Second Signature, if Applicable)

                                          Please date and sign exactly as name
                                          appears above. When signing as
                                          attorney, executor, administrator,
                                          trustee, guardian or corporate
                                          officer, please give full title. All
                                          joint owners must sign. Please return
                                          promptly.

                   PLEASE RETURN PROXY IN ENVELOPE FURNISHED.